UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012 (June 15, 2012)

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Agreement

On June 15, 2012, Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”) and Heritage Holdings, Inc., a wholly owned subsidiary of ETP (“HHI”) entered into a Transaction Agreement (the “Transaction Agreement”) with Energy Transfer Equity, L.P. (“ETE”), ETE Sigma Holdco, LLC, a wholly owned subsidiary of ETE (“ETE Sigma”) and ETE Holdco Corporation, a wholly owned subsidiary of ETE Sigma (“ETE Holdco”).

As previously announced, on April 29, 2012, Sunoco, Inc. (“Sunoco”), ETP, ETP GP, Sam Acquisition Corporation, a wholly owned subsidiary of ETP (“Merger Sub”), and, for certain limited purposes set forth therein, ETE, entered into an Agreement of Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Sunoco (the “Merger”), with Sunoco continuing as the surviving company and a wholly owned subsidiary of ETP. The Transaction Agreement provides that, subject to the terms and conditions set forth in the Transaction Agreement and through a series of transactions prior to and following the Merger, (i) ETP will contribute all of the outstanding equity interests in Sunoco to ETP Holdco Corporation (“ETP Holdco”), a newly formed subsidiary of ETP, and (ii) ETE Sigma will contribute all of the outstanding equity interests in ETE Holdco, the sole stockholders of Southern Union Company (“Southern Union”) to ETP Holdco in exchange for a 60% equity interest in ETP Holdco (together, the “Holdco Contributions”). ETP will retain a 40% equity interest in ETP Holdco and control the entity through a Stockholders Agreement as described below.

Prior to ETP’s contribution of Sunoco to ETP Holdco, Sunoco will contribute its interests in Sunoco Logistics Partners L.P. (“SXL”), including its ownership of SXL’s general partner, Sunoco Partners LLC (“SXL GP”), to ETP in exchange for 50,706,000 Class F Units representing limited partner interests in ETP (“Class F Units”) plus an additional number of Class F Units determined based upon the amount of cash contributed to ETP by Sunoco at the closing of the Merger, as calculated in accordance with the Merger Agreement (the “SXL GP Contribution Transactions”). SXL GP owns approximately 32.4% of the outstanding limited partner interest, all of the outstanding incentive distribution rights and the general partner interest in SXL. The Class F Units will have an issue price of $50 per Class F Unit and will be entitled to 35% of the quarterly cash distributions generated by ETP and its subsidiaries other than ETP Holdco, subject to a maximum cash distribution of $3.75 per Class F Unit per year. The Class F Units will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

In addition to its interests in SXL, Sunoco has a network of approximately 4,900 retail locations in 23 states. Southern Union owns and operates assets in the regulated and unregulated natural gas industry and is primarily engaged in the gathering, treating, processing, transportation, storage and distribution of natural gas in the United States.

The Holdco Contributions are subject to the closing of the Merger, as well as other customary closing conditions. Completion of the Merger is subject to certain customary conditions, including, approval by Sunoco shareholders and receipt of required regulatory approvals. The Transaction Agreement also contains customary representations, warranties, interim covenants and indemnification provisions.

Pursuant to the terms of the Transaction Agreement, ETP and ETE Sigma have also agreed to enter into a Stockholders Agreement (the “Stockholders Agreement”) upon the closing of the Holdco Contributions, which will provide that ETP will appoint three of the five members of ETP Holdco’s board of directors, while ETE Sigma will appoint the remaining two members. Each of ETP and ETE Sigma will have consent rights to certain significant actions by ETP Holdco. The Stockholders Agreement will also contain customary governance provisions and transfer restrictions (including drag-along rights and tag-along rights that are triggered in certain circumstances).

Sunoco Merger Agreement Amendment

In connection with entering into the Transaction Agreement, on June 15, 2012, ETP, ETP GP, Merger Sub, ETE and Sunoco also entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”). The Merger Agreement Amendment provides for the SXL GP Contribution Transactions to occur prior to the Merger on the terms described above.

The special committee of the board of directors of LE GP, LLC, the general partner of ETE (“LE GP”), the conflicts committee of the board of directors of LE GP, the board of directors of LE GP, the conflicts committee of the board of directors of Energy Transfer Partners, L.L.C., the general partner of ETP GP (“ETP LLC”) and the board of directors of ETP LLC have each approved the Transaction Agreement and the Merger Agreement Amendment.

The foregoing summary of the Transaction Agreement and the Merger Agreement Amendment and the transactions contemplated by the Transaction Agreement and the Merger Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement and the Merger Agreement Amendment, which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference. For additional information about the Merger and the Merger Agreement, please see ETP’s Current Report on Form 8-K filed on May 1, 2012 and incorporated herein by reference.

The Transaction Agreement, the Merger Agreement Amendment and the above description have been included to provide investors and security holders with information regarding the terms of the Transaction Agreement and the Merger Agreement Amendment. They are not intended to provide any other factual information about ETP, ETE, Sunoco, Southern Union or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Transaction Agreement and the Merger Agreement Amendment were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Transaction Agreement or Merger Agreement Amendment, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of ETP, ETE, Sunoco, Southern Union, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreement or Merger Agreement Amendment, which subsequent information may or may not be fully reflected in public disclosures by ETP, ETE, Southern Union or Sunoco. Accordingly, investors should read the representations and warranties in the Transaction Agreement or the Merger Agreement Amendment not in isolation but only in conjunction with the other information about ETP, ETE or Sunoco and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (“SEC”).

Item 9.01	Exhibits and Financial Statements

(d)	Exhibits.

Exhibit Number	Description

2.1*	Transaction Agreement, dated as of June 15, 2012, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage Holdings, Inc., Energy Transfer Equity, L.P., ETE Sigma Holdco, LLC and ETE Holdco Corporation (including the form of Stockholders Agreement attached as Exhibit E thereto).

2.2*	Amendment No. 1, dated as of June 15, 2012, to the Agreement and Plan of Merger, dated as of April 29, 2012, by and among Energy Transfer Partners, L.P., Sam Acquisition Corporation, Energy Transfer Partners GP, L.P., Sunoco, Inc., and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P.

2.3*	Agreement and Plan of Merger, dated as of April 29, 2012, by and among Energy Transfer Partners, L.P., Sam Acquisition Corporation, Energy Transfer Partners GP, L.P., Sunoco, Inc., and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on May 1, 2012).

*	Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed business combination transaction between ETP and Sunoco, ETP plans to file with the SEC a registration statement on Form S-4 that will contain a proxy statement/prospectus to be mailed to the Sunoco shareholders in connection with the proposed transaction. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT ETP, ETE, SUNOCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by ETP and Sunoco through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETP or Sunoco at the following:

Energy Transfer Partners, L.P.	Sunoco, Inc.
3738 Oak Lawn Ave.	1818 Market Street, Suite 1500
Dallas, TX 75219	Philadelphia, PA 19103
Attention: Investor Relations	Attention: Investor Relations
Phone: (214) 981-0795	Phone: (215) 977-6764
Email: InvestorRelations@energytransfer.com	Email: SunocoIR@sunocoinc.com

PARTICIPANTS IN THE SOLICITATION

ETP, ETE and Sunoco, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding directors and executive officers of ETP’s general partner is contained in ETP’s Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Information regarding directors and executive officers of ETE’s general partner is contained in ETE’s Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Information regarding Sunoco’s directors and executive officers is contained in Sunoco’s definitive proxy statement dated March 16, 2012, which is filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between ETP and Sunoco, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about ETP, ETE, SUG, SXL or Sunoco managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, Sunoco shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability of ETP to successfully integrate Sunoco’s and SUG’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism and the other factors described in the Annual Reports on Form 10-K for the year ended December 31, 2011 filed with the SEC by ETP, ETE, SUG, SXL and Sunoco. ETP, ETE, SUG, SXL and Sunoco disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

By:	Energy Transfer Partners GP, L.P., its general partner

By:	Energy Transfer Partners, L.L.C., its general partner

Date: June 19, 2012

/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1*	Transaction Agreement, dated as of June 15, 2012, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage Holdings, Inc., Energy Transfer Equity, L.P., ETE Sigma Holdco, LLC and ETE Holdco Corporation (including the form of Stockholders Agreement attached as Exhibit E thereto).

2.2*	Amendment No. 1, dated as of June 15, 2012, to the Agreement and Plan of Merger, dated as of April 29, 2012, by and among Energy Transfer Partners, L.P., Sam Acquisition Corporation, Energy Transfer Partners GP, L.P., Sunoco, Inc., and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P.

2.3*	Agreement and Plan of Merger, dated as of April 29, 2012, by and among Energy Transfer Partners, L.P., Sam Acquisition Corporation, Energy Transfer Partners GP, L.P., Sunoco, Inc., and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on May 1, 2012).

*	Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.